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                                   SSgA FUNDS

                       SUPPLEMENT DATED DECEMBER 12, 2003

                        TO THE SSgA HIGH YIELD BOND FUND
                       PROSPECTUS DATED DECEMBER 27, 2002
                   (AS SUPPLEMENTED THROUGH DECEMBER 9, 2003)

Shareholders of the SSgA High Yield Bond Fund (the Fund) are hereby notified that redemptions (including exchanges) of shares of the Fund occurring on or after January 26, 2004 and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the Fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.